Exhibit 10.24

                    Humphrey Hospitality Limited Partnership
                          7170 Riverwood Drive, Suite A
                            Columbia, Maryland 21046



                                 March 22, 2002



Humphrey Hospitality Management, Inc.
Supertel Hospitality Management, Inc.
E&P Financing Limited Partnership
Solomons Beacon Inn Limited Partnership
7170 Riverwood Drive, Suite A
Columbia, Maryland  21406

Ladies and Gentlemen:

         The parties hereto are parties to the Lease Termination Agreement (the "Termination Agreement"), dated as of December 31, 2001, among Humphrey Hospitality Management, Inc., a Maryland corporation, Supertel Hospitality Management, Inc., a Maryland corporation, Humphrey Hospitality Trust, Inc., a Virginia corporation, Humphrey Hospitality Limited Partnership, a Virginia limited partnership, E&P Financing Limited Partnership, a Maryland limited partnership, Solomons Beacon Inn Limited Partnership, a Maryland limited partnership and TRS Leasing, Inc, a Virginia corporation, and a letter agreement dated December 31, 2001 with respect to rent payable for the fourth calendar quarter of 2001. The undersigned parties agree as follows:

         1. All terms not defined herein shall have the meanings provided in the Termination Agreement.

         2. The definition of "Aggregate Lease Termination Payment" in Section 1(a) of the Termination Agreement is amended to read as follows:

                           "Aggregate Lease Termination Payment" shall mean Four
                  Hundred Thousand Dollars ($400,000.00).

         3. Notwithstanding the provision of paragraph 2 of the letter agreement dated December 31, 2001, among the parties hereto, the aggregate rent payable for each Hotel under the Lease Agreements for the period October 1, 2001 through December 31, 2001, shall be an amount equal to 15.9% of the total room revenue at the Hotel for that period representing, in the aggregate for all Hotels, $2,197,638.

Humphrey Hospitality Management, Inc.
Supertel Hospitality Management, Inc.
E&P Financing Limited Partnership
Solomons Beacon Inn Limited Partnership
March 22, 2002
Page 3


         Please sign below to acknowledge your agreement to be bound by the terms of this letter agreement. Sincerely,

                                 HUMPHREY HOSPITALITY
                                 LIMITED PARTNERSHIP

                                 By:      Humphrey Hospitality REIT Trust,
                                          general partner

                                 By: /s/ George R. Whittemore
                                    ----------------------------
                                 Name:  George R. Whittemore
                                 Title:  President

                                 E&P FINANCING
                                 LIMITED PARTNERSHIP

                                 By:  E&P REIT Trust,
                                      general partner

                                 By: /s/ George R. Whittemore
                                    ----------------------------
                                 Name:  George R. Whittemore
                                 Title:  President

                                 SOLOMONS BEACON INN
                                 LIMITED PARTNERSHIP

                                 By: Humphrey Hospitality Limited Partnership, its general partner

                                 By:  Humphrey Hospitality REIT Trust,
                                      its general partner

                                 By: /s/ George R. Whittemore
                                    ----------------------------
                                 Name:  George R. Whittemore
                                 Title:  President

Humphrey Hospitality Management, Inc.
Supertel Hospitality Management, Inc.
E&P Financing Limited Partnership
Solomons Beacon Inn Limited Partnership
March 22, 2002
Page 3


Agreed:

HUMPHREY HOSPITALITY
MANAGEMENT, INC.


By: /s/ Michael M. Schurer
   --------------------------
Name:  Michael M. Schurer
     ---------------------------
Title: Chief Financial Officer
     ---------------------------

SUPERTEL HOSPITALITY
MANAGEMENT, INC.


By: /s/ Michael M. Schurer
   --------------------------
Name:  Michael M. Schurer
     ---------------------------
Title: Chief Financial Officer
     ---------------------------